0960

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,700,000.00	08-22-2014	08-22-2024	7942201435			07270	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: ONTARIO HOSPITALITY PROPERTIES, LLLP
1625 E NORTHERN AVE SUITE 105
PHOENIX, AZ 85020

Lender: ARIZONA BANK & TRUST
CHANDLER OFFICE
1000 N 54TH ST
CHANDLER, AZ 85226
(480) 844-4540

Principal Amount: $5,700,000.00 **Date of Agreement: May 11, 2017**

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE AS DESCRIBED ABOVE WITH A CURRENT PRINCIPAL BALANCE OF $5,223,894.17.

DESCRIPTION OF CHANGE IN TERMS.
LENDER AND BORROWER AGREE TO REPLACE THE GUARANTY FROM JAMES F WIRTH AND GAIL J WIRTH DATED 08/22/2014 WITH A NEW GUARANTY DATED 05/11/2017.

LENDER AND BORROWER AGREE TO REPLACE THE GUARANTY FROM RRF LIMITED PARTNERSHIP DATED 08/22/2014 WITH A NEW GUARANTY DATED 05/11/2017.

LENDER AND BORROWER AGREE TO REPLACE THE GUARANTY DATED 08/22/2014 WITH A NEW GUARANTY DATED 05/11/2017 FROM INNSUITES HOSPITALITY TRUST.

LENDER AND BORROWER AGREE TO REPLACE THE GUARANTY DATED 08/22/2014 WITH A NEW GUARANTY DATED 05/11/2017 FROM THE WIRTH FAMILY TRUST.

LENDER AND BORROWER AGREE AND ACKNOWLEDGE THAT THE ADDITIONAL PROVISION SECTION OF THE PROMISSORY NOTE IS BEING AMENDED AND RESTATED AS FOLLOWS AND SUPERSEDES ALL PREVIOUSLY STATED ADDITIONAL PROVISION:

PERSONAL COMMERCIAL GUARANTIES EXECUTED BY JAMES F WIRTH AND GAIL J WIRTH DATED 05/11/2017.

LIMITED PARTNERSHIP COMMERCIAL GUARANTY EXECUTED BY RRF LIMITED PARTNERSHIP DATED 05/11/2017.

TRUST COMMERCIAL GUARANTY DATED 05/11/2017 EXECUTED BY THE WIRTH FAMILY TRUST.

TRUST COMMERCIAL GUARANTY DATED 05/11/2017 EXECUTED BY INNSUITES HOSPITALITY TRUST.

THIS LOAN IS SUBJECT TO A BUSINESS LOAN AGREEMENT DATED 05/11/2017.

THIS LOAN IS SUBJECT TO A DEBT SUBORDINATION AGREEMENT DATED 08/22/2014.

BORROWER AGREES THE PRIMARY OPERATING ACCOUNT IS TO BE MAINTAINED WITH THE LENDER FOR THE DURATION OF THE NOTE

LENDER AND BORROWER AGREE TO REMOVE THE FOLLOWING RELEASE PROVISION SECTION FROM THIS NOTE:

THE 51% OWNERSHIP INTEREST IN ALBUQUERQUE SUITE HOSPITALITY, LLC SECURED THROUGH THE GUARANTY EXECUTED BY INNSUITES HOSPITALITY TRUST, WILL BE RELEASED IF THE LOAN-TO-VALUE OF THE PROPERTY LOCATED AT 3400 SHELBY ST., ONTARIO, CA 91764 IS 50% OR LESS AND THE FISCAL YEAR-END DEBT SERVICE COVERAGE RATIO OF ONTARIO HOSPITALITY PROPERTIES LLPP EXCEEDS 1.75:1.00. THE REQUEST FOR THE RELEASE OF THE 51% OWNERSHIP INTEREST IN ALBURQUERQUE SUITE HOSPITALITY, LLC WILL REQUIRE THAT A NEW APPRAISAL IS ORDERED BY LENDER AND PAID FOR BY BORROWER. "Debt Service Coverage" means Borrower's Net Income + Deprecation/Amortization + Interest Expense + Subordinated Management and Accounting Fees paid to InnSuites Hospitality Trust – 4% Maintenance Reserve divided by Actual Principal and Interest Payments

LENDER AND BORROWER AGREE AND ACKNOWLEDGE THAT THE REPLACEMENT RESERVE SECTION OF THE PROMISSORY NOTE IS BEING AMENDED AND RESTATED AS FOLLOWS AND SUPERSEDES ALL PREVIOUSLY STATED REPLACEMENT RESERVE:

LENDER RESERVES THE RIGHT TO REQUIRE THE BORROWER TO ESTABLISH AND MAINTAIN A REPLACEMENT RESERVE ACCOUNT WITH LENDER, WHICH WOULD REQUIRE THE BORROWER TO MAKE MONTHLY DEPOSITS EQUAL TO 4.000% OF ROOM REVENUE OF THE BORROWER INTO A REPLACEMENT RESERVE ACCOUNT.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ONTARIO HOSPITALITY PROPERTIES, LLLP

RRF LIMITED PARTNERSHIP, General Partner of ONTARIO HOSPITALITY PROPERTIES, LLLP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________________
JAMES F WIRTH, Chief Executive Officer of INNSUITES HOSPITALITY TRUST

RARE EARTH FINANCIAL, L.L.C., General Partner of ONTARIO HOSPITALITY PROPERTIES, LLLP

By: ______________________________
JAMES F WIRTH, Manager of RARE EARTH FINANCIAL, L.L.C.

LENDER:

ARIZONA BANK & TRUST

X ______________________________
Authorized Signer